UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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Starboard Investment Trust

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Cavalier Funds

Series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

NOTICE OF MEETING

November 4, 2015

The Starboard Investment Trust, on behalf of the Cavalier Funds, series of the Trust, will hold a Special Meeting of Shareholders of the Funds on December 7, 2015 at 3:00 p.m. Eastern Time. The Special Meeting will take place at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804 for the following purposes:
1.	To approve an Investment Advisory Agreement for the Cavalier Funds with Canter Compass Investments, Inc., doing business as Cavalier Investments ("Cavalier Investments"), the Funds' proposed investment advisor;

2.	To approve an Investment Sub-Advisory Agreement for the Cavalier Fundamental Growth Fund with Cavalier Investments, the Fund's proposed investment advisor, and Navellier & Associates, Inc., the Fund's proposed investment sub-advisor;

3.	To approve an Investment Sub-Advisory Agreement for the Cavalier Tactical Rotation Fund with Cavalier Investments, the Fund's proposed investment advisor, and ARS Investment Management, LLC, the Fund's proposed investment sub-advisor;

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on October 19, 2015 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.
Starboard Investment Trust

/s/ Matthew J. Beck

Matthew J. Beck
Secretary

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by facsimile and electronic mail. See "Voting Procedures" in the Proxy Statement for additional information.

Cavalier Funds

Series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

PROXY STATEMENT

November 4, 2015

The Starboard Investment Trust, a Delaware statutory trust, on behalf of the Cavalier Funds, series of the Trust, will hold a Special Meeting of Shareholders on December 7, 2015 at 3:00 p.m. Eastern Time for the purposes set forth in the accompanying notice. The Special Meeting will take place at the Trust's principal office, which is located at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Trust's telephone number is (252) 972-9922.
Shareholders of record of the Funds at the close of business on October 19, 2015 (the "Record Date") are entitled to vote at the Special Meeting. This proxy statement is provided in connection with the solicitation of proxies by the Trust's Board of Trustees and is first being sent to shareholders on or about the date noted above. Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting (including adjournments). Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of approving a proposed Investment Advisory Agreement for the Cavalier Funds, approving a proposed Investment Sub-Advisory Agreement for the Cavalier Fundamental Growth Fund (for shareholders of the Fund) and approving a proposed Investment Sub-Advisory Agreement for the Cavalier Tactical Rotation Fund (for shareholders of the Fund), as summarized below in the Proposals. Unsigned proxies will not be counted as present at the meeting.
Proxies submitted by mail should be sent to Nottingham Shareholder Services, LLC at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. A return envelope, which does not require further postage if mailed within the United States, has been included with the proxy for your convenience. Proxies may also be submitted by facsimile to 252-972-1908 or electronic mail to shareholders@ncfunds.com.
This proxy statement is being furnished by the Funds to its shareholders in connection with its upcoming Special Meeting. The Board of Trustees is soliciting the proxies of each Fund's shareholders as of the Record Date with respect to each proposal indicated in the table below.
Fund	Proposals
Cavalier Funds
To approve an Investment Advisory Agreement for the Cavalier Funds with Canter Compass Investments, Inc., doing business as Cavalier Investments ("Cavalier Investments"), the Funds' proposed investment advisor.

Cavalier Fundamental Growth Fund
To approve an Investment Sub-Advisory Agreement for the Cavalier Fundamental Growth Fund with Cavalier Investments, the Fund's proposed investment advisor, and Navellier & Associates, Inc., the Fund's proposed investment sub-advisor.

Cavalier Tactical Rotation Fund
To approve an Investment Sub-Advisory Agreement for the Cavalier Tactical Rotation Fund with Cavalier Investments, the Fund's proposed investment advisor, and ARS Investment Management, LLC, the Fund's proposed investment sub-advisor.

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Cavalier Funds

Series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

OTHER INFORMATION

November 4, 2015

Voting Securities
The Cavalier Funds are series of an open-end registered investment company that have the authority to issue an unlimited number of shares. As of October 19, 2015, the Record Date, there were 22,039,576.209 shares of the Cavalier Funds outstanding and entitled to vote at the Special Meeting.  As of October 19, 2015, the Record Date, there were 4,712,857.367 shares of the Cavalier Fundamental Growth Fund outstanding and entitled to vote at the Special Meeting.  As of October 19, 2015, the Record Date, there were 7,313,663.623 shares of the Cavalier Tactical Rotation Fund outstanding and entitled to vote at the Special Meeting.  Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.
Principal Holders of Voting Securities
To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Funds as of the Record Date by any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Funds' Trustees and officers did not own shares of the Funds.
Cavalier Dividend Income Fund
 Institutional Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	136,157.719 Shares	55.79%
Charles Schwab & Co Inc 101 Montgomery Street San Francisco, CA 94107-4122	49,903.535 Shares	20.45%

Advisor Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	701.187 Shares	7.84%
Mary Whittaker 9785 Towne Centre Drive San Diego, CA 92121-1968	2,627.748 Shares	29.37%
Trust Company of America PO Box 6503 Englewood, CO 801556503	738.289 Shares	8.25%
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Patricia J. Nathanson 6120 S Chanticleer Drive Maumee, OH 43537	693.662 Shares	7.75%
David G. Fielding 1301 East Ridge Drive Waterville, OH 43566	524.700 Shares	5.86%
Martha A. Ahleman 6723 Green Road Ottawa Lake, MI 49267	668.746 Shares	7.47%

Cavalier Dynamic Growth Fund
 Institutional Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	817,358.012 Shares	69.38%

Advisor Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	69,524.520 Shares	66.42%
RBC Capital Markets, LLC 60 South Sixth Street Minneapolis, MN 55402-4400	10,787.244 Shares	10.30%

Cavalier Fundamental Growth Fund
 Institutional Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	757,625.583 Shares	18.91%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4122	787,632.720 Shares	19.66%
UBS WM USA 1000 Harbor Boulevard 5th Floor Weehawken, NJ 07086	270,140.491 Shares	6.74%
Navellier/Millennium Trust 2801 Market Street Saint Louis, MO 63103	292,693.623 Shares	7.31%
Wendy Navellier 2801 Market Street Saint Louis, MO 63103	458,853.952 Shares	11.45%

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Advisor Class Shares

Name and Address of Beneficial Owner	Number of Shares	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	100,334.677 Shares	14.19%
UBS WM USA 1000 Harbor Boulevard 5th Floor Weehawken, NJ 07086	79,367.539 Shares	11.23%

Cavalier Global Opportunities Fund
 Institutional Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	430,826.812 Shares	13.23%

Advisor Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
None

Cavalier Hedged Equity Fund
 Institutional Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	547,909.031 Shares	81.29%

Advisor Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	4,702.229 Shares	15.60%
Linda Proctor 9785 Towne Centre Drive San Diego, CA 92121-1968	1,872.170 Shares	6.21%
Susan Forintos 9785 Towne Centre Drive San Diego, CA 92121-1968	6,880.529 Shares	22.83%
Robert Kaczmarczyk 9785 Towne Centre Drive San Diego, CA 92121-1968	1,665.446 Shares	5.53%

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Cavalier Hedged High Income Fund
 Institutional Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	986,136.126 Shares	84.61%

Advisor Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	13,382.140 Shares	25.46%
Linda Proctor 9785 Towne Centre Drive San Diego, CA 92121-1968	4,544.799 Shares	8.65%
Robert Kaczmarczyk 9785 Towne Centre Drive San Diego, CA 92121-1968	3,751.613 Shares	7.14%
Patricia Nathanson 6120 S Chanticleer Drive Maumee, OH 43537	2,667.043 Shares	5.07%

Cavalier Multi Strategist Fund
 Institutional Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	347,953.940 Shares	79.98%

Advisor Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	8,826.033 Shares	34.08%
Linda Proctor 9785 Towne Centre Drive San Diego, CA 92121-1968	1,777.693 Shares	6.86%
Robert Kaczmarczyk 9785 Towne Centre Drive San Diego, CA 92121-1968	1,479.355 Shares	5.71%
Patricia Nathanson 6120 S Chanticleer Drive Maumee, OH 43537	1,461.376 Shares	5.64%

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Cavalier Stable Income Fund
 Institutional Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	744,701.115 Shares	33.98%

Advisor Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	39,547.428 Shares	44.19%
Craig Benardo 4707 Executive Drive San Diego, CA 92121-3091	10,499.236 Shares	11.68%

Cavalier Tactical Rotation Fund
 Institutional Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	1,295,679.037 Shares	19.86%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4122	649,014.792 Shares	9.95%

Advisor Class Shares
Name and Address of Beneficial Owner	Number of Shares	Percent
None

Shareholders owning more than 25% of the shares of a Fund are considered to "control" such Fund, as that term is defined under the Investment Company Act of 1940. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.
Voting Procedures
Shareholders may vote by submitting a proxy to the Funds or by attending the Special Meeting and voting in person. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Funds using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by facsimile to 252-972-1908 or electronic mail to shareholders@ncfunds.com.
The holders of a majority of the outstanding shares of the Funds entitled to vote at the Special Meeting (a "quorum") must be present (in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposals are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be for a period exceeding 120 days after the Record Date. Any such adjournment will require the affirmative vote of a majority of shares present in person or by proxy at the session of the meeting to be adjourned.
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The person named as proxy will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all proposals to be considered at the adjourned meeting.
A quorum being present, a vote of the holders of (i) at least 67% of the shares entitled to vote at the Special Meeting with respect to the Funds or (ii) more than 50% of the outstanding voting securities of the Funds, as defined in Section 2(a)(42) Investment Company Act of 1940, is required for approval of the proposals.
If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Funds on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund shares represented thereby will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions and broker non-votes, however, will not be counted in determining the number of shares voting for the proposals and any other shareholder proposal that may come before the Special Meeting; therefore, abstentions and broker non-votes are, effectively, counted as shares voting against the proposals and any other shareholder proposal that may come before the Special Meeting. Unsigned proxies will not be considered present at the Special Meeting.
The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.
Shareholder Proposals
The Funds have not received any shareholder proposals for this Special Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Funds' proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Funds' proxy materials must be received within a reasonable period of time before the Funds begin to print and mail their proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.
A shareholder proposal intended to be presented at any future meetings of the Funds' shareholders should be sent to Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Funds do not hold annual meetings of shareholders.
Revocation of Proxy
A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Funds or by attending the Special Meeting and voting in person. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, facsimile, or electronic mail. In addition, a shareholder may revoke a proxy by delivering a written notice to Brooke Cockrell of Nottingham Shareholder Services, LLC, either at the Special Meeting or, prior to the meeting date, by (i) mail to the offices of Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365; (ii) facsimile to 252-972-1908; or (iii) electronic mail to shareholders@ncfunds.com.
Proxy Solicitation; Expenses
The Funds' Board of Trustees is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Funds and Cavalier Investments without additional compensation or, if necessary, a commercial firm retained for this purpose. Cavalier Investments will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this proxy statement and the enclosed materials for the Funds. The Funds intend to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. Cavalier Investments estimates that they will spend approximately $100,000 in total costs for soliciting shareholder proxies.
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The Funds' Investment Advisor, Sub-Advisor, Principal Underwriter, and Administrator
The current investment advisor for the Funds is Canter Compass Investments, Inc., doing business as Cavalier Investments, with an address at 50 Braintree Hill Office Park, Suite 105, Braintree, Massachusetts 02184. The Cavalier Fundamental Growth Fund's current investment sub-advisor is Navellier & Associates, Inc., with an address at 1 E Liberty St Suite 504, Reno, NV 89501.  The Funds' principal underwriter is Capital Investment Group, Inc. with an address at 17 Glenwood Avenue, Raleigh North Carolina 27606. The Funds' administrator is The Nottingham Company with an address at 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Semi-Annual Report
The Funds' Semi-Annual Report for the fiscal period ended November 30, 2015, including audited financial statements, will be mailed to shareholders of record on or about February 8, 2016. The Funds will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report to a shareholder upon request to the Funds by writing Brooke Cockrell at Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling the Funds toll-free at 1-800-773-3863.
Householding
As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Funds of their desire to receive multiple copies of the reports and proxy statements the Funds send. If you would like to receive an additional copy, please contact the Funds by writing Brooke Cockrell at Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling the Funds toll-free at 1-800-773-3863.  The Funds will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Funds' reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.
Other Business
Fund management knows of no other business to be presented at the Special Meeting other than the matters set forth in this proxy statement. In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Special Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.
Please complete the enclosed proxy and return it promptly. You may revoke your proxy at any time prior to the Special Meeting by following the revocation procedures detailed above.
November 4, 2015

By Order of the Board of Trustees

/s/ James Speed

James Speed
Chairman

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on December 7, 2015: The proxy statement is available at http://www.ncfunds.com/cavalierfunds.

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Cavalier Funds

Series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

PROPOSAL

November 4, 2015

Proposal to Approve an Investment Advisory
Agreement between the Funds and Cavalier Investments

The Board of Trustees is proposing the approval of an Investment Advisory Agreement between the Cavalier Funds (the "Funds") and Canter Compass Investments Inc., doing business as Cavalier Investments ("Cavalier Investments").  The Cavalier Funds commenced operations on October 2, 2009.
The Current Interim Investment Advisory Agreement
The current interim Investment Advisory Agreement ("Interim Agreement") between the Cavalier Funds and Cavalier Investments was approved by the Board of Trustees at a special meeting held on August 20, 2015.  Prior to the approval of the Interim Agreement, the Funds' interim investment advisor was Compass Capital Corporation ("Compass Capital").  Prior to the appointment of Compass Capital on July 29, 2015, the Funds' investment advisor was FolioMetrix, LLC ("FMX").  On July 10, 2015, in response to a recent amendment to the Form ADV of FMX, the former investment advisor to the Funds, legal counsel to the Trust requested information regarding the apparent acquisition of 25% or more of the voting securities of the parent company of FMX, FMX Holdings, LLC ("FMX Holdings"), by a third party. In a written response to the questions presented by counsel to the Trust, FMX represented that one of the investors in FMX Holdings, a limited liability company that was formed to make debt and equity investments in FMX, had made loans, in the form of convertible debt, to FMX Holdings in order to fund the on-going operating obligations of FMX.
On May 8th, 2015, the investor converted a portion of this debt into an equity stake equal to approximately 39% of FMX Holdings.  Under the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), the acquisition of the 39% equity position by the investor in FMX Holdings created an indirect change in control in FMX which thereby resulted in an "assignment" of the investment advisory agreement between FMX and the Trust with respect to the Funds (the "Previous Agreement").  As a result of the assignment and by operation of the 1940 Act, the Previous Agreement was deemed to have terminated.  In May 2015, FMX announced that it had entered into an agreement whereby FMX  would sell substantially all of its assets to American Independence Financial Services, LLC ("AIF").  AIF and FMX discussed their plans with the Board during a regular Board meeting on May 21, 2015.  At a special meeting of the Board held on July 23, 2015, FMX informed the Board that the transaction with AIF would close on or about July 31, 2015.  The Board was informed that, when the Transaction with AIF closed, the transaction would result in a change in control of  FMX.
Given concerns regarding the financial viability of FMX and other concerns regarding both FMX and AIF, the Board elected to hear proposals from two investment advisors, AIF and Compass Capital for consideration as the successor advisor to FMX. One of the candidates – Compass Capital – is associated with one of the founders of FMX whose principal responsibility for the Funds was to assist in the marketing and promotion of the Funds until he was terminated by FMX earlier this year.  Over the course of several months, each potential investment advisor provided to the Board written responses to questions raised by the Independent Trustees and posed by legal counsel to the Trust and independent legal counsel on behalf of the Independent Trustees. Each prospective investment advisor made in-person and telephonic presentations to the Board at certain meetings and responded to questions posed at the meetings by the Board, legal counsel to the Trust and to the Independent Trustees, and the chief compliance officer of the Trust.  At a special Board meeting on

July 23, 2015, representatives from Compass Capital and AIF made presentations to the Board and responded to questions. The Board then discussed the presentations and the materials provided. The Independent Trustees then met separately with Legal Counsel to the Trust and their independent legal counsel to discuss the information provided by the two potential investment advisors.  As a result of these discussions and discussions at a subsequent special Board meeting on July 27th, the Board directed legal counsel to the Trust and their independent legal counsel to gather additional information from each investment advisor.  The Board further directed legal counsel to consider the implications of the change in control of FMX on the operations of the Funds and to discuss the matter with outside legal counsel to FMX Holdings who, on July 22, 2015, confirmed to the Trust, in light of his discussion with the staff of the Securities and Exchange Commission (the "SEC"), that a change in control of FMX had taken place.   On July 29, 2015, after reviewing the information provided by both AIF and Compass Capital, the Board approved Compass Capital as interim investment advisor to the Funds.  On August 20, 2015, the Board considered and approved Cavalier Investments, an affiliate of Compass Capital and its principals formed for the purpose of managing the Funds, as an interim investment advisor to the Funds and approved Cavalier Investments as the investment advisor to the Funds, subject to shareholder approval.
Under the terms of the Interim Agreement, Cavalier Investments is entitled to a monthly fee from each Fund equal to the annualized rate of such Fund's average daily net assets as noted in the following table.
Fund	Rate
Cavalier Dynamic Growth Fund	0.45%
Cavalier Stable Income Fund	0.45%
Cavalier Hedged Equity Fund	0.45%
Cavalier Hedged High Income Fund	0.45%
Cavalier Global Opportunities Fund	0.45%
Cavalier Tactical Rotation Fund	1.00%
Cavalier Dividend Income Fund	0.90%
Cavalier Multi Strategist Fund	0.45%
Cavalier Fundamental Growth Fund	1.00%

Other than the terms of Interim Agreement regarding Rule 15a-4 (as noted below), the terms of the Interim Agreement with Cavalier Investments remain unchanged from the terms of the prior investment advisory agreement with FMX.  For this compensation, Cavalier Investments provides the Funds with a program of continuous supervision of its assets, including monitoring a Fund's sub-advisor, if applicable. Under the terms of the interim Investment Advisory Agreement and in accordance with Rule 15a-4 under the Investment Company of 1940, the advisory fee otherwise payable under the Interim Agreement is held in an interest-bearing escrow account to be paid to Cavalier Investments pending approval by shareholders of the Funds of a permanent investment advisory agreement for the Funds; (ii) the term of the Interim Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment advisory agreement is approved by the shareholders of the Funds; and (iii) the Interim Agreement may be terminated by the Board on 10 days' written notice to Cavalier Investments.  If shareholders of the Funds do not approve a new investment advisory agreement within 150 days from the date of the Interim Agreement, Cavalier Investments will be paid the lesser of the costs incurred in performing services under the Interim Agreement or the total amount in the escrow account, including interest earned.  As of October 31, 2015, $164,606.26 in advisory fees are held in escrow for Cavalier Investments, and no advisory fee payments have been paid since the termination of the Funds' investment management agreement with FMX.  The terms of the proposed Investment Advisory Agreement are the same as the Previous Agreement with FMX, except for the change in advisors and a proposed change to the Expense Limitation Agreement, discussed more fully below.
The New Proposed Investment Advisory Agreement
The Board is proposing a change in investment advisors for the Funds. The Board has selected Cavalier Investments as a new investment advisor for the Funds.  When evaluating the reasonableness of the proposed Investment Advisory Agreement, the Board of Trustees considered multiple factors related to the reasonableness of the Investment Advisory Agreement, as further described below, including the nature of the services provided by Cavalier Investments, as well as the costs of such services and the profits to be realized by Cavalier Investments in providing such services. If the Investment Advisory Agreement is approved, Cavalier Investments will pursue the investment strategies of the Funds by employing the methodologies described in the Funds' Prospectus.

If approved by shareholders, the Investment Advisory Agreement will take effect as soon as practicable following approval. More specifically, the fee schedule applicable to the Funds will remain the same. With the exception of the investment advisor, all other terms of the Investment Advisory Agreement will remain unchanged from the Previous Agreement with FMX.  However, if the Investment Advisory Agreement is approved by shareholders, the Board has approved a change in the Expense Limitation Agreement with Cavalier Investments that would exclude acquired fund fees and expenses from the expenses waived or reimbursed by Cavalier Investments.  The exclusion of acquired fund fees and expenses would take effect once the Investment Advisory Agreement is approved.  While it is generally typical that acquired fund fees and expenses are excluded from expense limitation agreements, those expenses were included in the Funds' expense limitation agreement at the request of the prior advisor.   The table below shows the acquired fund fees and expenses for the Funds reporting acquired fund fees and expenses in their Annual Fund Operating Expenses (the Cavalier Dynamic Growth Fund and the Cavalier Fundamental Growth Fund do not currently report acquired fund fees and expenses):
Fund	Acquired Fund Fees and Expenses
Cavalier Stable Income Fund	0.55%
Cavalier Hedged Equity Fund	1.08%
Cavalier Hedged High Income Fund	0.65%
Cavalier Global Opportunities Fund	0.23%
Cavalier Tactical Rotation Fund	0.25%
Cavalier Dividend Income Fund	0.63%
Cavalier Multi Strategist Fund	0.62%

The tables below show the shareholder fees and pro forma annual operating expenses for the Cavalier Funds under both the current interim Investment Advisory Agreement (as well as the Previous Agreement with FMX) and the proposed Investment Advisory Agreement.
Cavalier Dynamic Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
Cavalier Dynamic Growth Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On Purchases
    (as a % of offering price)
Maximum Deferred Sales Charge (Load)
    (as a % of the lesser of amount purchased or redeemed)
Redemption Fee
     (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Cavalier Dynamic Growth Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees Distribution and/or Service (12b-1) Fees Other Expenses Total Annual Fund Operating Expenses	0.45% None 0.82% 1.27%	0.45% 1.00% 0.82% 2.27%	0.45% None 1.07% 1.52%	0.45 None 0.82% 1.27%	0.45% 1.00% 0.82% 2.27%	0.45% None 1.07% 1.52%
1.            The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Cavalier Dynamic Growth Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$129 $403 $697 $1,534	$330 $709 $1,215 $2,605	$155 $480 $829 $1,813	$129 $403 $697 $1,534	$330 $709 $1,215 $2,605	$155 $480 $829 $1,813

You would pay the following expenses if you did not redeem your shares:
Cavalier Dynamic Growth Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$129 $403 $697 $1,534	$230 $709 $1,215 $2,605	$155 $480 $829 $1,813	$129 $403 $697 $1,534	$230 $709 $1,215 $2,605	$155 $480 $829 $1,813

Cavalier Stable Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
Cavalier Stable Income Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On Purchases
    (as a % of offering price)
Maximum Deferred Sales Charge (Load)
    (as a % of the lesser of amount purchased or redeemed)
Redemption Fee
    (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Cavalier Stable Income Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[2]
Total Annual Fund Operating Expenses
   Fee Waiver and/or Expense Limitation[3]
   Net Annual Fund Operating Expenses
	0.45% None 1.27% 0.55% 2.27% 0.97% 1.30%	0.45% 1.00% 1.27% 0.55% 3.27% 0.97% 2.30%	0.45% None 1.52% 0.55% 2.52% 1.07% 1.45%	0.45% None 1.27% 0.55% 2.27% 0.97% 1.30%	0.45% 1.00% 1.27% 0.55% 3.27% 0.97% 2.30%	0.45% None 1.52% 0.55% 2.52% 1.07% 1.45%
1.            The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.
2.            "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
3.            The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.30% of the average daily net assets of the Fund for Institutional and Advisor Class Shares, and to not more than 1.45% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2016, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Cavalier Stable Income Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$132 $616 $1,127 $2,530	$333 $916 $1,624 $3,501	$148 $682 $1,244 $2,775	$132 $616 $1,127 $2,530	$333 $916 $1,624 $3,501	$148 $682 $1,244 $2,775

You would pay the following expenses if you did not redeem your shares:
Cavalier Stable Income Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$132 $616 $1,127 $2,530	$233 $916 $1,624 $3,501	$148 $682 $1,244 $2,775	$132 $616 $1,127 $2,530	$333 $916 $1,624 $3,501	$148 $682 $1,244 $2,775

Cavalier Hedged Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
Cavalier Hedged Equity Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On Purchases
    (as a % of offering price)
Maximum Deferred Sales Charge (Load)
    (as a % of the lesser of amount purchased or redeemed)
Redemption Fee
     (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Cavalier Hedged Equity Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[2]
Total Annual Fund Operating Expenses
   Fee Waiver and/or Expense Limitation[3]
   Net Annual Fund Operating Expenses
	0.45% None 0.54% 1.08% 2.07% 0.08% 1.99%	0.45% 1.00% 0.54% 1.08% 3.07% 0.08% 2.99%	0.45% None 0.79% 1.08% 2.32% 0.18% 2.14%	0.45% None 0.54% 1.08% 2.07% 0.08% 1.99%	0.45% 1.00% 0.54% 1.08% 3.07% 0.08% 2.99%	0.45% None 0.79% 1.08% 2.32% 0.18% 2.14%
1.            The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.
2.            "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
3.            The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.99% of the average daily net assets of the Fund for the Institutional and Advisor Class shares, and to not more than 2.14% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2016, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Cavalier Hedged Equity Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$202 $641 $1,106 $2,394	$402 $940 $1,604 $3,378	$217 $707 $1,224 $2,642	$202 $641 $1,106 $2,394	$402 $940 $1,604 $3,378	$217 $707 $1,224 $2,642

You would pay the following expenses if you did not redeem your shares:
Cavalier Hedged Equity Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$202 $641 $1,106 $2,394	$302 $940 $1,604 $3,378	$217 $707 $1,224 $2,642	$202 $641 $1,106 $2,394	$302 $940 $1,604 $3,378	$217 $707 $1,224 $2,642

Cavalier Hedged High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
Cavalier Hedged High Income Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On Purchases
    (as a % of offering price)
Maximum Deferred Sales Charge (Load)
    (as a % of the lesser of amount purchased or redeemed)
Redemption Fee
    (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Cavalier Hedged High Income Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[2]
Total Annual Fund Operating Expenses
   Fee Waiver and/or Expense Limitation[3]
   Net Annual Fund Operating Expenses
	0.45% None 0.45% 0.65% 1.55% 0.11% 1.44%	0.45% 1.00% 0.45% 0.65% 2.55% 0.11% 2.44%	0.45% None 0.70% 0.65% 1.80% 0.21% 1.59%	0.45% None 0.45% 0.65% 1.55% 0.11% 1.44%	0.45% 1.00% 0.45% 0.65% 2.55% 0.11% 2.44%	0.45% None 0.70% 0.65% 1.80% 0.21% 1.59%
1.            The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.
2.            "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

3.            The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.44% of the average daily net assets of the Fund for the Institutional and Advisor Class shares, and to not more than 1.59% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2016, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Cavalier Hedged High Income Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$147 $479 $834 $1,836	$347 $783 $1,346 $2,877	$162 $546 $955 $2,099	$147 $479 $834 $1,836	$347 $783 $1,346 $2,877	$162 $546 $955 $2,099

You would pay the following expenses if you did not redeem your shares:
Cavalier Hedged High Income Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$147 $479 $834 $1,836	$247 $783 $1,346 $2,877	$162 $546 $955 $2,099	$147 $479 $834 $1,836	$247 $783 $1,346 $2,877	$162 $546 $955 $2,099

Cavalier Global Opportunities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
Cavalier Global Opportunities Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On Purchases
    (as a % of offering price)
Maximum Deferred Sales Charge (Load)
    (as a % of the lesser of amount purchased or redeemed)
Redemption Fee
    (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Cavalier Global Opportunities Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[2]
Total Annual Fund Operating Expenses
   Fee Waiver and/or Expense Limitation[3]
   Net Annual Fund Operating Expenses
	0.45% None 0.49% 0.23% 1.17% 0.07% 1.10%	0.45% 1.00% 0.49% 0.23% 2.17% 0.07% 2.10%	0.45% None 0.74% 0.23% 1.42% 0.17% 1.25%	0.45% None 0.49% 0.23% 1.17% 0.07% 1.10%	0.45% 1.00% 0.49% 0.23% 2.17% 0.07% 2.10%	0.45% None 0.74% 0.23% 1.42% 0.17% 1.25%
1.            The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.
2.            "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
3.            The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.10% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.25% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2016, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Cavalier Global Opportunities Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$112 $365 $637 $1,414	$313 $672 $1,158 $2,498	$127 $433 $760 $1,687	$112 $365 $637 $1,414	$313 $672 $1,158 $2,498	$127 $433 $760 $1,687

You would pay the following expenses if you did not redeem your shares:
Cavalier Global Opportunities Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$112 $365 $637 $1,414	$213 $672 $1,158 $2,498	$127 $433 $760 $1,687	$112 $365 $637 $1,414	$213 $672 $1,158 $2,498	$127 $433 $760 $1,687

Cavalier Tactical Rotation Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
Cavalier Tactical Rotation Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On Purchases
    (as a % of offering price)
Maximum Deferred Sales Charge (Load)
    (as a % of the lesser of amount purchased or redeemed)
Redemption Fee
    (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Cavalier Tactical Rotation Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[2]
Total Annual Fund Operating Expenses
   Fee Waiver and/or Expense Limitation[3]
   Net Annual Fund Operating Expenses
	1.00% None 0.21% 0.25% 1.46% 0.01% 1.45%	1.00% 1.00% 0.21% 0.25% 2.46% 0.01% 2.45%	1.00% None 0.46% 0.25% 1.71% 0.11% 1.60%	1.00% None 0.21% 0.25% 1.46% 0.01% 1.45%	1.00% 1.00% 0.21% 0.25% 2.46% 0.01% 2.45%	1.00% None 0.46% 0.25% 1.71% 0.11% 1.60%
1.            The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.
2.            "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
3.            The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.45% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.60% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2016, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Cavalier Tactical Rotation Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$148 $461 $796 $1,745	$348 $766 $1,310 $2,795	$163 $528 $918 $2,010	$148 $461 $796 $1,745	$348 $766 $1,310 $2,795	$163 $528 $918 $2,010

You would pay the following expenses if you did not redeem your shares:
Cavalier Tactical Rotation Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$148 $461 $796 $1,745	$248 $766 $1,310 $2,795	$163 $528 $918 $2,010	$148 $461 $796 $1,745	$248 $766 $1,310 $2,795	$163 $528 $918 $2,010

Cavalier Dividend Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
Cavalier Dividend Income Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On Purchases
    (as a % of offering price)
Maximum Deferred Sales Charge (Load)
    (as a % of the lesser of amount purchased or redeemed)
Redemption Fee
    (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Cavalier Dividend Income Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[2]
Total Annual Fund Operating Expenses
   Fee Waiver and/or Expense Limitation[3]
   Net Annual Fund Operating Expenses
	0.90% None 0.34% 0.63% 1.87% 0.01% 1.87%	0.90% 1.00% 0.34% 0.63% 2.87% 0.01% 2.87%	0.90% None 0.59% 0.63% 2.12% 0.09% 2.03%	0.90% None 0.34% 0.63% 1.87% 0.01% 1.87%	0.90% 1.00% 0.34% 0.63% 2.87% 0.01% 2.87%	0.90% None 0.59% 0.63% 2.12% 0.09% 2.03%
1.            The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.
2.            "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

3.            The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.88% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 2.03% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2016, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Cavalier Dividend Income Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$190 $588 $1,011 $2,190	$390 $889 $1,513 $3,195	$206 $655 $1,131 $2,445	$190 $588 $1,011 $2,190	$390 $889 $1,513 $3,195	$206 $655 $1,131 $2,445

You would pay the following expenses if you did not redeem your shares:
Cavalier Dividend Income Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$190 $588 $1,011 $2,190	$290 $889 $1,513 $3,195	$206 $655 $1,131 $2,445	$190 $588 $1,011 $2,190	$290 $889 $1,513 $3,195	$206 $655 $1,131 $2,445

Cavalier Multi Strategist Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
Cavalier Multi Strategist Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On Purchases
    (as a % of offering price)
Maximum Deferred Sales Charge (Load)
    (as a % of the lesser of amount purchased or redeemed)
Redemption Fee
    (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Cavalier Multi Strategist Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[2]
Total Annual Fund Operating Expenses
   Fee Waiver and/or Expense Limitation[3]
   Net Annual Fund Operating Expenses
	0.45% None 0.49% 0.62% 1.56% 0.08% 1.48%	0.45% 1.00% 0.49% 0.62% 2.56% 0.08% 2.48%	0.45% None 0.74% 0.62% 1.81% 0.18% 1.63%	0.45% None 0.49% 0.62% 1.56% 0.08% 1.48%	0.45% 1.00% 0.49% 0.62% 2.56% 0.08% 2.48%	0.45% None 0.74% 0.62% 1.81% 0.18% 1.63%
1.            The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.
2.            "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
3.            The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.48% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.63% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2016, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Cavalier Multi Strategist Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$151 $485 $842 $1,850	$351 $889 $1,513 $3,195	$206 $655 $1,131 $2,445	$190 $588 $1,011 $2,190	$390 $889 $1,513 $3,195	$206 $655 $1,131 $2,445

You would pay the following expenses if you did not redeem your shares:
Cavalier Multi Strategist Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$190 $588 $1,011 $2,190	$290 $889 $1,513 $3,195	$206 $655 $1,131 $2,445	$190 $588 $1,011 $2,190	$290 $889 $1,513 $3,195	$206 $655 $1,131 $2,445

Cavalier Fundamental Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
Cavalier Fundamental Growth Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On Purchases
    (as a % of offering price)
Maximum Deferred Sales Charge (Load)
    (as a % of the lesser of amount purchased or redeemed)
Redemption Fee
    (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Cavalier Fundamental Growth Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees Distribution and/or Service (12b-1) Fees Other Expenses Total Annual Fund Operating Expenses Fee Waiver and/or Expense Limitation[2] Net Annual Fund Operating Expenses	1.00% None 0.14% 1.14% 0.04% 1.10%	1.00% 1.00% 0.14% 2.14% 0.04% 2.10%	1.00% None 0.39% 1.39% 0.14% 1.25%	1.00% None 0.14% 1.14% 0.04% 1.10%	1.00% 1.00% 0.14% 2.14% 0.04% 2.10%	1.00% None 0.39% 1.39% 0.14% 1.25%
1.            The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.
2.            The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.10% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.25% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2016, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Cavalier Fundamental Growth Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$112 $358 $624 $1,383	$313 $666 $1,146 $2,469	$127 $426 $747 $1,656	$112 $358 $624 $1,383	$313 $666 $1,146 $2,469	$127 $426 $747 $1,656

You would pay the following expenses if you did not redeem your shares:
Cavalier Fundamental Growth Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$112 $358 $624 $1,383	$213 $666 $1,146 $2,469	$127 $426 $747 $1,656	$112 $358 $624 $1,383	$213 $666 $1,146 $2,469	$127 $426 $747 $1,656

Other Material Terms of the Investment Advisory Agreement
The proposed Investment Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by Cavalier Investments. The agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.
Like the current Investment Advisory Agreement, the proposed Investment Advisory Agreement if approved by shareholders as proposed will continue to provide that Cavalier Investments is not liable for any error of judgment or for any loss suffered by the Funds in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Cavalier Investments in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The proposed Investment Advisory Agreement is attached to this Proxy Statement as Attachment A. Please take the time to read the proposed agreement. The description of the agreement in this Proxy Statement is only a summary. If the proposed Investment Advisory Agreement with Cavalier Investments is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.
About Cavalier Investments
Cavalier Investments is an investment advisory firm registered with the Securities and Exchange Commission. They provide portfolio management to the Funds. As of the date of this Proxy Statement, no advisory fees have been paid to Cavalier Investments under the Interim Agreement or the proposed Investment Advisory Agreement.  As stated above, $164,606.26 has been held in an escrow account pursuant to the Interim Agreement pending shareholder approval of the proposed Investment Advisory Agreement.  No payments have been made to an affiliates of Cavalier Investments by the Funds.
Cavalier Investments is a corporation formed under the laws of the Commonwealth of Massachusetts. Cavalier Investments is jointly owned by Compass Holdings Group Inc., a corporation owned by Scott Chaisson, President of Cavalier Investments, and Cavalier 15 Inc., a corporation owned by Gregory Rutherford, CEO of Cavalier Investments. The names, addresses, titles, and principal occupations of the officers of Cavalier Investments are set forth below:

Name and Address	Title	Principal Occupation
Scott S. Chaisson 50 Braintree Hill Park Suite 105 Braintree, MA 02184	President, Director	Chief Executive Officer, Compass Holding Group Inc.
Gregory A. Rutherford 50 Braintree Hill Park Suite 105 Braintree, MA 02184	Chief Executive Officer, Director and Secretary	Chief Executive Officer, Cavalier Investments
Timothy F. Shanahan 50 Braintree Hill Park Suite 105 Braintree, MA 02184	Treasurer, Chief Financial Officer	Chief Executive Officer, Compass Capital Corporation
Ryan DelGiudice 50 Braintree Hill Park Suite 105 Braintree, MA 02184	Chief Compliance Officer	Senior Manager, Cipperman Compliance Services, LLC

No Trustee of the Funds has any interest in Cavalier Investments or its affiliates.
Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on August 20, 2015, the Board of Trustees, including the Independent Trustees (who are not an "interested person," as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Advisory Agreement for the Cavalier Funds. In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services to be provided by Cavalier Investments; (2) the investment performance of the Funds and Cavalier Investments; (3) the costs of the services to be provided and profits to be realized by Cavalier Investments and its affiliates from the relationship with the Funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds' investors; (5) Cavalier Investments' practices regarding brokerage and portfolio transactions; and (6) Cavalier Investments' practices regarding possible conflicts of interest.
At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the current interim Investment Advisory Agreement and the proposed Investment Advisory Agreement; a memorandum from Cavalier Investments to the Trustees explaining the rationale for the Investment Advisory Agreement; and a memorandum from the Funds' legal counsel explaining the duties of the Trustees in reviewing the Proposed Investment Advisory Agreement. The memorandum from Cavalier Investments to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Funds, investment advice, fees, and compliance program.  The Trustees' review of Cavalier Investments compliance program included a review of Cavalier Investments' written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Funds.
The Trustees also reviewed a memorandum from the Funds' legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Advisory Agreement for the Funds.
1.	The nature, extent, and quality of the services provided by Cavalier Investments. In considering the nature, extent, and quality of the services provided by Cavalier Investments, the Trustees considered the responsibilities of Cavalier Investments under the Investment Advisory Agreement, as well as the nature, extent, and quality of the services provided by Cavalier Investments to the Funds under the proposed Investment Advisory Agreement. In that regard, the Trustees reviewed the services to be provided by Cavalier Investments to the Funds, including, without limitation, the anticipated quality of its investment advisory services. The Board considered the potential for disruption that could result from appointing an investment advisor other than AIF, as the successor to FMX, but concluded that any disruption was likely to be of a temporary nature. The Board noted the backgrounds of the investment personnel of Cavalier Investments who would be responsible for the day-to-day management of each Fund. The Board considered the support and assistance provided by the management and corporate parent of Cavalier Investments and the parent's experience as a registered investment advisory and wealth management firm. The Board also considered Cavalier Investments' efforts to promote the Funds, grow the assets of the Funds, and otherwise assist in the distribution of the Funds' shares. The information reviewed by the Board included the services to be provided by Cavalier Investments (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged to comparable funds; the advisory fee for each Fund as compared to the advisory fee charged to each Fund under the prior advisory agreement.

After reviewing the foregoing information and further information in the memorandum from Cavalier Investments (e.g., descriptions of Cavalier Investments' business, Cavalier Investments' compliance programs, and Cavalier Investments' registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by Cavalier Investments would be satisfactory and adequate for the Funds.
2.	Investment performance of the Funds and Cavalier Investments. In considering the investment performance of the Funds and Advisor, the Trustees noted that the Funds' prior performance was attributable to the Funds' prior investment advisor. Thus, the ability of the Trustees to consider the investment performance of the Funds with respect to Cavalier Investments was limited. In that regard, the Trustees noted that Cavalier Investments only recently had registered with the SEC as an investment advisor.
Given these circumstances, the Trustees reviewed the performance of the Funds, as Cavalier Investments would seek to continue the methodologies previously utilized in managing the Funds. The Trustees also considered the industry experience of Cavalier Investments' personnel.  It was noted that the Funds' performance since inception was similar to and comparable to its peers, outperforming some and underperforming others.  Thus, after considering the Funds' investment performance since inception, that the experience of Cavalier Investments' personnel and other factors, the Board concluded the investment of the Funds and Cavalier Investments was satisfactory.
3.	Costs of the services to be provided and profits to be realized by Cavalier Investments. In considering the costs of the services to be provided and profits to be realized by Cavalier Investments and its affiliates from the relationship with the Funds, including any indirect benefits derived by Cavalier Investments from the relationship with the Funds, the Trustees first noted that management fees for the Funds under the Agreement.
In considering the profitability of Cavalier Investments in providing the services contemplated under the Investment Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by Cavalier Investments. In particular, the Trustees noted that, as presented at the Board Meeting, Cavalier Investments would be responsible for pursuing the Funds' investment strategies by using the methodologies described in the Funds' prospectus.
The Trustees reviewed and discussed the financial stability and profitability of Cavalier Investments. The Trustees considered that Cavalier Investments had only recent commenced operations.  The Board considered that Cavalier Investments provided historic and pro forma financial statements and other information bearing on financial viability, potential profitability, and other financial considerations.  The Board also considered whether Cavalier Investments would be well capitalized going forward based on the commitments of its owners.  The Board noted that the overall management fee structure reflects an appropriate level of sharing of any economies of scale under current circumstances. The Board also considered any indirect benefits expected to be realized by Cavalier Investments and its affiliates from its relationship with the Funds.
The Trustees then compared the fees and expenses of the Funds (including the management fee) to other funds comparable in terms of the type of the Funds, the nature of their investment strategies, and their style of investment management, among other factors. It was noted that the proposed management fee would be similar to those of the comparable funds and the expense ratio under the proposed Investment Advisory Agreement would be comparable to those of the comparable funds. The Trustees pointed out that the Funds were smaller than the industry average and most of the comparable funds that had been identified.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to Cavalier Investments by the Funds were fair and reasonable in relation to the nature and quality of the services provided by Cavalier Investments and that they reflected charges that were within a range of what could have been negotiated at arm's length.
4.	Extent to which economies of scale would be realized as the Funds grow. The Trustees reviewed the Funds' fee arrangement with Cavalier Investments in order to evaluate the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds' investors. The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Funds' shareholders to benefit from economies of scale as the Funds grow. The Trustees determined that the maximum management fee would stay the same when the Funds reach higher asset levels and, therefore, did not reflect economies of scale. The Trustees noted that, given the Funds' asset levels, economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.
The Trustees noted that the Funds will benefit from economies of scale under the agreement with the Funds' administrator since it utilized breakpoints. The Trustees also noted that Cavalier Investments was contractually bound to limit the Funds' expenses through an Expense Limitation Agreement.  The Trustees noted the one-year term of the Expense Limitation Agreement but also noted that Cavalier Investments intended to renew the Expense Limitation Agreement in the future. The Trustees determined that these arrangements provided potential savings for the benefit of the Funds' investors.
Following further discussion of the Funds' asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Funds' fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by Cavalier Investments.
5.	Practices regarding brokerage and portfolio transactions. In considering Cavalier Investments' practices regarding brokerage and portfolio transactions, the Trustees considered Cavalier Investments' standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Funds; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluate the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with Cavalier Investments; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars). After further review and discussion, the Board of Trustees determined that Cavalier Investments' practices regarding brokerage and portfolio transactions were satisfactory.
6.	Practices regarding conflicts of interest. In considering Cavalier Investments' practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds; and the substance and administration of Cavalier Investments' code of ethics. Following further consideration and discussion, the Board of Trustees indicated that Cavalier Investments' standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.
Having requested and received such information from Cavalier Investments as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the proposed Investment Advisory Agreement and voted to recommend it to the shareholders of the Funds for approval.

Conclusion
The Board of Trustees believes approval of the proposed Investment Advisory Agreement will benefit the Funds and their shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Funds' shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to the Funds.

Cavalier Fundamental Growth Fund

A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

PROPOSAL

November 4, 2015

Proposal to Approve an Investment Sub-Advisory
Agreement between Cavalier Investments and Navellier for the Fund

The Board of Trustees is proposing the approval of an Investment Sub-Advisory Agreement for the Cavalier Fundamental Growth Fund between Cavalier Investments and Navellier & Associates, Inc.  The Cavalier Fundamental Growth Fund commenced operations on October 17, 2013.
The Current Interim Investment Sub-Advisory Agreement
The current interim Investment Sub-Advisory Agreement ("Interim Sub-Advisory Agreement") between Cavalier Investments Capital, LLC ("Cavalier Investments") and Navellier & Associates, Inc. ("Navellier") with respect to the Cavalier Fundamental Growth Fund (the "Fund") was approved by the Board of Trustees at a special meeting held on August 20, 2015.  Prior to the approval of the Interim Agreement, the Fund's investment advisor was Compass Capital Corporation ("Compass") and Navellier was the Fund's investment sub-advisor, pursuant to an investment sub-advisory agreement between Compass and Navellier.  Prior to the agreement between Compass Capital and Navellier, Navellier was the Fund's investment sub-advisor pursuant to a sub-advisory agreement (the "Previous Sub-Advisory Agreement") with FolioMetrix, LLC ("FMX").  On July 10, 2015, in response to a recent amendment to the Form ADV of FMX, the former investment advisor to the Funds, legal counsel to the Trust requested information regarding the apparent acquisition of 25% or more of the voting securities of the parent company of FMX, FMX Holdings, LLC ("FMX Holdings"), by a third party. In a written response to the questions presented by counsel to the Trust, FMX represented that one of the investors in FMX Holdings, a limited liability company that was formed to make debt and equity investments in FMX, had made loans, in the form of convertible debt, to FMX Holdings in order to fund the on-going operating obligations of FMX.
On May 8th, 2015, the investor converted a portion of this debt into an equity stake equal to approximately 39% of FMX Holdings.  Under the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), the acquisition of the 39% equity position by the investor in FMX Holdings created an indirect change in control in FMX which thereby resulted in an "assignment" of the investment advisory agreement between FMX and the Trust with respect to the Funds (the "Previous Advisory Agreement").  As a result of the assignment and by operation of the 1940 Act, the Previous Agreement was deemed to have terminated.  The termination of the Previous Agreement also resulted in: the termination of the Previous Sub-Advisory Agreement between FMX and Navellier.
In May 2015, FMX announced that it had entered into an agreement whereby FMX  would sell substantially all of its assets to American Independence Financial Services, LLC ("AIF").  AIF and FMX discussed their plans with the Board during a regular Board meeting on May 21, 2015.  At a special meeting of the Board held on July 23, 2015, FMX informed the Board that the transaction with AIF would close on or about July 31, 2015.  The Board was informed that, when the Transaction with AIF closed, the transaction would result in a change in control of  FMX.
Given concerns regarding the financial viability of FMX and other concerns regarding both FMX and AIF, the Board elected to hear proposals from two investment advisors, AIF and Compass Capital for consideration as the successor advisor to FMX. One of the candidates – Compass Capital – is associated with one of the founders of FMX whose principal responsibility for the Funds was to assist in the marketing and promotion of the Funds until he was terminated by FMX earlier this year.  Over the course of several months, each potential investment advisor provided to the Board written responses to questions raised by the Independent Trustees and posed by legal counsel to the Trust and independent legal counsel on behalf of the Independent Trustees. Each prospective investment advisor made in-person and telephonic presentations to the Board at certain meetings and responded to questions posed at the meetings by the Board, legal counsel to the Trust and to the Independent Trustees, and the chief compliance officer of the Trust.  At a special Board meeting on

July 23, 2015, representatives from Compass Capital and AIF made presentations to the Board and responded to questions. The Board then discussed  the presentations and the materials provided. The Independent Trustees then met separately with Legal Counsel to the Trust and their independent legal counsel to discuss the information provided by the two potential investment advisors.  As a result of these discussions and discussions at a subsequent special Board meeting on July 27th, the Board directed legal counsel to the Trust and their independent legal counsel to gather additional information from each investment advisor.  The Board further directed legal counsel to consider the implications of the change in control of FMX on the operations of the Funds and to discuss the matter with outside legal counsel to FMX Holdings who, on July 22, 2015, confirmed to the Trust, in light of his discussion with the staff of the Securities and Exchange Commission (the "SEC"), that a change in control of FMX had taken place.   On July 29, 2015, after reviewing the information provided by both AIF and Compass Capital, the Board approved Compass Capital as interim investment advisor to the Funds.  The Board also approved an interim sub-advisory agreement between Compass Capital and Navellier.  On August 20, 2015, the Board considered and approved a sub-advisory agreement between Cavalier Investments, an affiliate of Compass Capital and its principals formed for the purpose of managing the Funds, and Navellier, subject to shareholder approval.
Under the terms of the Interim Sub-Advisory Agreement, Navellier is entitled to a monthly fee from the Fund equal to the annualized rate of 0.30% of the Fund's average daily net assets. For this compensation, Navellier provides the Fund with sub-advisory services, subject to the oversight of Cavalier Investments.  Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 under the Investment Company of 1940, the sub-advisory fee otherwise payable under the Interim Sub-Advisory Agreement is held in an interest-bearing escrow account to be paid to Cavalier Investments, which will then pay such sub-advisory fees to Navellier, pending approval by shareholders of the Fund of a permanent investment sub-advisory agreement for the Fund; (ii) the term of the Interim Sub-Advisory Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment sub-advisory agreement is approved by the shareholders of the Fund; and (iii) the Interim Sub-Advisory Agreement may be terminated by the Board on 10 days' written notice to Cavalier Investments.  If shareholders of the Fund do not approve a new investment sub-advisory agreement within 150 days from the date of the Interim Sub-Advisory Agreement, Navellier will be paid by Cavalier Investments the lesser of the costs incurred in performing services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, including interest earned.  As of August 31, 2015, no sub-advisory fees or other payments are held in escrow for Cavalier Investments due to an expense waiver agreement between Cavalier Investments and the Fund, and no advisory fee payments have been paid since the termination of the Fund's investment management agreement with FMX.
The New Proposed Investment Sub-Advisory Agreement
The Board is proposing approval of the Investment Sub-Advisory Agreement between Cavalier Investments and Navellier by shareholders.  Under the proposed Investment Sub-Advisory Agreement, Navellier would be paid a sub-advisory fee equal to the annualized rate of 0.30% of the Fund's average daily net assets.  The overall advisory fee for the Fund charged to shareholders will also not increase.
If approved by shareholders, the Investment Sub-Advisory Agreement will take effect as soon as practicable following approval. More specifically, the fee schedule applicable to the Fund will remain the same. With the exception of the investment advisor, all other terms of the Investment Sub-Advisory Agreement will remain unchanged.
The tables below show the shareholder fees and pro forma annual operating expenses for the Cavalier Fundamental Growth Fund under both the current interim Investment Sub-Advisory Agreement (as well as the Prior Sub-Advisory Agreement between FMX and Navellier) and the proposed Investment Sub-Advisory Agreement.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
Cavalier Fundamental Growth Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On Purchases
    (as a % of offering price)
Maximum Deferred Sales Charge (Load)
    (as a % of the lesser of amount purchased or redeemed)
Redemption Fee
    (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Cavalier Fundamental Growth Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees Distribution and/or Service (12b-1) Fees Other Expenses Total Annual Fund Operating Expenses Fee Waiver and/or Expense Limitation[2] Net Annual Fund Operating Expenses	1.00% None 0.14% 1.14% 0.04% 1.10%	1.00% 1.00% 0.14% 2.14% 0.04% 2.10%	1.00% None 0.39% 1.39% 0.14% 1.25%	1.00% None 0.14% 1.14% 0.04% 1.10%	1.00% 1.00% 0.14% 2.14% 0.04% 2.10%	1.00% None 0.39% 1.39% 0.14% 1.25%
1.            The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.
2.            The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.10% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.25% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2016, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Cavalier Fundamental Growth Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$112 $358 $624 $1,383	$313 $666 $1,146 $2,469	$127 $426 $747 $1,656	$112 $358 $624 $1,383	$313 $666 $1,146 $2,469	$127 $426 $747 $1,656

You would pay the following expenses if you did not redeem your shares:

Cavalier Fundamental Growth Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$112 $358 $624 $1,383	$213 $666 $1,146 $2,469	$127 $426 $747 $1,656	$112 $358 $624 $1,383	$213 $666 $1,146 $2,469	$127 $426 $747 $1,656

Other Material Terms of the Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by Navellier or by Cavalier Investments. The agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.
Like the current Investment Sub-Advisory Agreement, the proposed Investment Sub-Advisory Agreement if approved by shareholders as proposed will continue to provide that Navellier is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Navellier in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The proposed Investment Sub-Advisory Agreement is attached to this Proxy Statement as Attachment B. Please take the time to read the proposed agreement. The description of the agreement in this Proxy Statement is only a summary. If the proposed Investment Sub-Advisory Agreement with Navellier is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.
About Navellier & Associates, Inc.
Navellier & Associates, Inc. is an investment advisory firm registered with the Securities and Exchange Commission. They provide portfolio management to the Fund.
Navellier is a corporation formed under the laws of the State of Nevada.  Navellier is owned by Louis Navellier.  The names, addresses, titles, and principal occupations of the officers of Navellier are set forth below:
Name and Address	Title	Principal Occupation
Louis Navellier One E. Liberty Suite 504 Reno, NV 89501	Chief Investment Officer and Chief Compliance Officer	Chief Investment Officer and Chief Compliance Officer of Navellier & Associates, Inc.
David Machen One E. Liberty Suite 504 Reno, NV 89501	Chief Financial Officer	Chief Financial Officer of Navellier & Associates, Inc.

No Trustee of the Fund has any interest in Navellier or its affiliates.
Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on August 20, 2015, the Board of Trustees, including the Independent Trustees (who are not "interested person(s)," as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Sub-Advisory Agreement for the Cavalier Fundamental Growth Fund. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by Navellier; (2) the investment performance of the Fund and Navellier; (3) the costs of the services to be provided and profits to be realized by Navellier and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (5) Navellier's practices regarding brokerage and portfolio transactions; and (6) Navellier' s practices regarding possible conflicts of interest.
At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the current interim Investment Sub-Advisory Agreement and the proposed Investment Sub-Advisory Agreement; a memorandum from Navellier to the Trustees explaining the rationale for the Investment Sub-Advisory Agreement; and a memorandum from the Fund's legal counsel explaining the duties of the Trustees in reviewing the Proposed Investment Sub-Advisory Agreement. The memorandum from Navellier to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The Trustees' review of Navellier's compliance program included a review of Navellier's written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.
The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Sub-Advisory Agreement for the Fund.
1.	The nature, extent, and quality of the services provided by Navellier. In considering the nature, extent, and quality of the services provided by Navellier, the Trustees considered the responsibilities of Navellier under the Investment Sub-Advisory Agreement, as well as the nature, extent, and quality of the services provided by Navellier to the Fund under the proposed Investment Sub-Advisory Agreement. In that regard, the Trustees reviewed the services to be provided by Navellier to the Fund, including, without limitation, the anticipated quality of its investment sub-advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the investment objectives and limitations of the Fund, subject to the oversight of Cavalier Investments.
After reviewing the foregoing information and further information in the memorandum from Navellier (e.g., descriptions of Navellier's business, Navellier's compliance programs, and Navellier's registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by Navellier would be satisfactory and adequate for the Fund.
2.	Investment performance of the Fund and Navellier. In considering the investment performance of the Fund and Advisor, the Trustees noted that the Fund's prior performance was attributable to Navellier as the Fund's sub-advisor (pursuant to its Investment Sub-Advisory Agreement with FMX). Given these circumstances, the Trustees reviewed the performance of the Fund since inception, as Navellier would continue to provide sub-advisory services to the Fund. It was noted that the Fund's performance since inception was similar to and exceeded most of its peers. Thus, after considering the Fund's investment performance since inception, that Navellier would continue to provide sub-advisory services through an Investment Sub-Advisory Agreement with Cavalier Investments and other factors, the Board concluded the investment of the Fund and Cavalier Investments was satisfactory.

3.	Costs of the services to be provided and profits to be realized by Navellier. In considering the costs of the services to be provided and profits to be realized by Navellier and its affiliates from the relationship with the Fund, including any indirect benefits derived by Navellier from the relationship with the Fund, the Trustees first noted that the fee payable to Navellier would remain the same as under the prior investment sub-advisory agreement.
In considering the profitability of Navellier in providing the services contemplated under the Investment Sub-Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by Navellier. In particular, the Trustees noted that, as presented at the Board Meeting, Navellier would be responsible for pursuing the Fund's investment strategy by using its fundamental quantitative methodologies.
The Trustees reviewed the financial statements for Navellier and discussed the financial stability and profitability of the firm. The Trustees also noted that Navellier had sufficient capital to provide advisory services to the Fund.
The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of the Fund, the nature of its investment strategy, and its style of investment management, among other factors. It was noted that the proposed management fee would be similar to those of the comparable funds and the expense ratio under the proposed Investment Sub-Advisory Agreement would lower than of the comparable funds. The Trustees pointed out that the Fund was much smaller than the industry average and the comparable funds that had been identified.
Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to Navellier by the Fund were fair and reasonable in relation to the nature and quality of the services provided by Navellier and that they reflected charges that were within a range of what could have been negotiated at arm's length.
4.	Extent to which economies of scale would be realized as the Fund grows. The Trustees reviewed the Fund's fee arrangement with Cavalier Investments and Navellier in order to evaluate the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustees noted that the Fund had only recently commenced operations and, consequently, they had limited operational history with which to evaluate the realization of economies of scale. The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale as the Fund grows. The Trustees determined that the maximum management fee would stay the same when the Fund reaches higher asset levels and, therefore, did not reflect economies of scale. The Trustees noted that the Fund was in a start-up phase and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.
The Trustees noted that the Fund will benefit from economies of scale under the agreement with the Fund's administrator since it utilized breakpoints. The Trustees also noted that Cavalier Investments was contractually bound to limit the Fund's expenses through an Expense Limitation Agreement. The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors.
Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by Navellier.
5.	Practices regarding brokerage and portfolio transactions. In considering Navellier's practices regarding brokerage and portfolio transactions, the Trustees considered Navellier's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluate the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with Navellier; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars). After further review and discussion, the Board of Trustees determined that Navellier's practices regarding brokerage and portfolio transactions were satisfactory.

6.	Practices regarding conflicts of interest. In considering Navellier's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Navellier's code of ethics. Following further consideration and discussion, the Board of Trustees indicated that Navellier's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.
Having requested and received such information from Navellier as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Investment Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the proposed Investment Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.
Conclusion
The Board of Trustees believes approval of the proposed Investment Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Fund's shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to the Fund.

Cavalier Tactical Rotation Fund

A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

PROPOSAL

November 4, 2015

Proposal to Approve an Investment Sub-Advisory
Agreement between Cavalier Investments and ARS Investment Management, LLC for the Fund

The Board of Trustees is proposing the approval of an Investment Sub-Advisory Agreement for the Cavalier Tactical Rotation Fund between Cavalier Investments and ARS Investment Management, LLC.  The Cavalier Tactical Rotation Fund commenced operations on September 20, 2012.
The Proposed Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between Cavalier Investments Capital, LLC ("Cavalier Investments") and ARS Investment Management, LLC ("ARS") with respect to the Cavalier Tactical Rotation Fund (the "Fund") was approved by the Board of Trustees at a special meeting held on September 25, 2015.
The Board is proposing approval of the Investment Sub-Advisory Agreement proposed to shareholders to add ARS as a new investment sub-advisor to the Fund.  Under the proposed Investment Sub-Advisory Agreement, ARS would be paid a sub-advisory fee equal to the annualized rate of 0.30% of the Fund's average daily net assets.  The overall advisory fee for the Fund charged to shareholders would not increase. When evaluating the reasonableness of the proposed Investment Sub-Advisory Agreement, the Board of Trustees considered multiple factors related to the reasonableness of the Investment Sub-Advisory Agreement, as further described below, including the nature of the services provided by ARS, as well as the costs of such services and the profits to be realized by ARS in providing such services. If the Investment Sub-Advisory Agreement is approved, ARS will pursue the investment strategy of the Fund by investing in various equity sectors it believes offer attractive investment opportunities.
If approved by shareholders, the Investment Sub-Advisory Agreement will take effect as soon as practicable following approval. More specifically, the fee schedule applicable to the Fund will remain the same.
The tables below show the shareholder fees and pro forma annual operating expenses for the Cavalier Tactical Rotation Fund with and without the proposed Investment Sub-Advisory Agreement.
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
Cavalier Tactical Rotation Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On Purchases
    (as a % of offering price)
Maximum Deferred Sales Charge (Load)
    (as a % of the lesser of amount purchased or redeemed)
Redemption Fee
    (as a % of amount redeemed)
Exchange Fee
	None None None None	None 1.00% None None	None None None None	None None None None	None 1.00% None None	None None None None

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Cavalier Tactical Rotation Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
Management Fees
Distribution and/or Service (12b-1) Fees
Other Expenses
Acquired Fund Fees and Expenses[2]
Total Annual Fund Operating Expenses
   Fee Waiver and/or Expense Limitation[3]
   Net Annual Fund Operating Expenses
	1.00% None 0.21% 0.25% 1.46% 0.01% 1.45%	1.00% 1.00% 0.21% 0.25% 2.46% 0.01% 2.45%	1.00% None 0.46% 0.25% 1.71% 0.11% 1.60%	1.00% None 0.21% 0.25% 1.46% 0.01% 1.45%	1.00% 1.00% 0.21% 0.25% 2.46% 0.01% 2.45%	1.00% None 0.46% 0.25% 1.71% 0.11% 1.60%
1.            The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.
2.            "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
3.            The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.45% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.60% of the average daily net assets for Class P Shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through December 31, 2016, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Cavalier Tactical Rotation Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$148 $461 $796 $1,745	$348 $766 $1,310 $2,795	$163 $528 $918 $2,010	$148 $461 $796 $1,745	$348 $766 $1,310 $2,795	$163 $528 $918 $2,010

You would pay the following expenses if you did not redeem your shares:
Cavalier Tactical Rotation Fund	Current and Prior Agreements			Proposed Agreement
	Institutional	Advisor	Class P	Institutional	Advisor	Class P
1 Year 3 Years 5 Years 10 Years	$148 $461 $796 $1,745	$248 $766 $1,310 $2,795	$163 $528 $918 $2,010	$148 $461 $796 $1,745	$248 $766 $1,310 $2,795	$163 $528 $918 $2,010

Other Material Terms of the Investment Sub-Advisory Agreement
The proposed Investment Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by ARS or by Cavalier Investments. The agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.
The proposed Investment Sub-Advisory Agreement if approved by shareholders as proposed will continue to provide that ARS is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of ARS in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The proposed Investment Sub-Advisory Agreement is attached to this Proxy Statement as Attachment C. Please take the time to read the proposed agreement. The description of the agreement in this Proxy Statement is only a summary. If the proposed Investment Sub-Advisory Agreement with ARS is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.
About ARS Investment Management, LLC
ARS Investment Management, LLC is an investment advisory firm registered with the Securities and Exchange Commission.
ARS is a limited liability company formed under the laws of the Commonwealth of Massachusetts. ARS is principally owned by Timothy Dolan, its Managing Member. The names, addresses, titles, and principal occupations of the officers of ARS are set forth below:
Name and Address	Title	Principal Occupation
Timothy Dolan 629 Highland Avenue Suite 200 Needham, MA 02494	Managing Member and Chief Compliance Officer	Managing Member of Dolan Capital Group, LLC
Warren Mulhern 629 Highland Avenue Suite 200 Needham, MA 02494	Chief Investment Officer	Associate Principal of Dolan Capital Group, LLC

No Trustee of the Fund has any interest in ARS or its affiliates.
Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on September 25, 2015, the Board of Trustees, including the Independent Trustees (who are not "interested person(s)," as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Sub-Advisory Agreement for the Cavalier Tactical Rotation Fund. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by ARS; (2) the investment performance of the Fund and ARS; (3) the costs of the services to be provided and profits to be realized by ARS and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (5) ARS's practices regarding brokerage and portfolio transactions; and (6) ARS's practices regarding possible conflicts of interest.
At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the current interim Investment Sub-Advisory Agreement and the proposed Investment Sub-Advisory Agreement; a memorandum from ARS to the Trustees explaining the rationale for the Investment Sub-Advisory Agreement; and a memorandum from the Fund's legal counsel explaining the duties of the Trustees in reviewing the Proposed Investment Sub-Advisory Agreement. The memorandum from ARS to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The Trustees' review of ARS's compliance program included a review of ARS's written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.
The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Sub-Advisory Agreement for the Fund.
1.	The nature, extent, and quality of the services provided by ARS. In considering the nature, extent, and quality of the services provided by ARS, the Trustees considered the responsibilities of ARS under the Investment Sub-Advisory Agreement, as well as the nature, extent, and quality of the services provided by ARS to the Fund under the proposed Investment Sub-Advisory Agreement. In that regard, the Trustees reviewed the services to be provided by ARS to the Fund, including, without limitation, the anticipated quality of its investment sub-advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the investment objectives and limitations of the Fund, subject to the oversight of Cavalier Investments.
After reviewing the foregoing information and further information in the memorandum from ARS (e.g., descriptions of ARS's business, ARS's compliance programs, and ARS's registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by ARS would be satisfactory and adequate for the Fund.
2.	Investment performance of the Fund and ARS. In considering the investment performance of the Fund and Advisor, the Trustees noted that the Fund's prior performance was attributable to the Fund's prior advisor. Given the circumstances, the Board reviewed composite accounts managed by ARS over a one year period compared to a benchmark. The Board noted that the composite accounts were managed by ARS with similar strategies and methodologies as it would utilize in managing the Fund. After reviewing the information provided by ARS, the Board concluded the investment performance of the Fund and ARS was satisfactory.

3.	Costs of the services to be provided and profits to be realized by ARS. In considering the costs of the services to be provided and profits to be realized by ARS and its affiliates from the relationship with the Fund, including any indirect benefits derived by ARS from the relationship with the Fund, the Trustees first noted that the overall management fee for the Fund is 1.00% of average daily net assets.
In considering the profitability of ARS in providing the services contemplated under the Investment Sub-Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by ARS. In particular, the Trustees noted that, as presented at the Board Meeting, ARS would be responsible for pursuing the Fund's investment strategy by investing in various equity sectors it believes offer attractive investment opportunities.
The Trustees reviewed the financial statements for ARS and discussed the financial stability and profitability of the firm. The Trustees also noted that ARS had sufficient capital to provide advisory services to the Fund.
The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of the Fund, the nature of its investment strategy, and its style of investment management, among other factors. It was noted that the proposed management fee would be similar to those of the comparable funds and the expense ratio under the proposed Investment Sub-Advisory Agreement would be comparable to those of the comparable funds. The Trustees pointed out that the Fund was smaller than the industry average and the comparable funds that had been identified.
Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to ARS by the Fund were fair and reasonable in relation to the nature and quality of the services provided by ARS and that they reflected charges that were within a range of what could have been negotiated at arm's length.
4.	Extent to which economies of scale would be realized as the Fund grows. The Trustees reviewed the Fund's fee arrangement with Cavalier Investments and ARS in order to evaluate the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustees noted that, given the Fund's asset level, it had yet to realize economies of scale. The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale as the Fund grows. The Trustees determined that the maximum management fee would stay the same when the Fund reaches higher asset levels and, therefore, did not reflect economies of scale. The Trustees noted that the Fund was in a start-up phase and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.
The Trustees noted that the Fund will benefit from economies of scale under the agreement with the Fund's administrator since it utilized breakpoints. The Trustees also noted that Cavalier Investments was contractually bound to limit the Fund's expenses through an Expense Limitation Agreement. The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors.
Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by ARS.
5.	Practices regarding brokerage and portfolio transactions. In considering ARS's practices regarding brokerage and portfolio transactions, the Trustees considered ARS's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluate the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with ARS; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars). After further review and discussion, the Board of Trustees determined that ARS's practices regarding brokerage and portfolio transactions were satisfactory.

6.	Practices regarding conflicts of interest. In considering ARS's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of ARS's code of ethics. Following further consideration and discussion, the Board of Trustees indicated that ARS's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.
Having requested and received such information from ARS as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Investment Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the proposed Investment Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.
Conclusion
The Board of Trustees believes approval of the proposed Investment Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Fund's shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

ATTACHMENT A
 INVESTMENT ADVISORY AGREEMENT
This Investment Advisory Agreement ("Agreement") is made and entered into effective as of December 7, 2015 by and between Canter Compass Inevstments, Inc., doing business as Cavalier Investments, a Massachusetts corporation (the "Advisor"), and the Starboard Investment Trust (the "Trust"), a Delaware statutory trust, on behalf of the Cavalier Funds (each a "Fund" and, together, the "Funds"), each a series of the Trust.
WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940;
WHEREAS, the Trust has designated each Fund as a series of interests in the Trust;
WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, and engages in the business of asset management; and
WHEREAS, the Trust desires to retain the Advisor, on a basis and subject to Rule 15(a)(4) under the Investment Company Act to furnish investment advisory and administrative services to the Funds and the Advisor is willing to so furnish such services;
NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
1.	Appointment. The Trust appoints the Advisor as investment advisor to the Fund, a series of the Trust, for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services set forth herein, for the compensation indicated in Appendix A.
2.	Obligations of the Advisor. Subject to the supervision of the Trust's Board of Trustees, the Advisor will provide a continuous investment program for the Fund.
(a)	Services. The Advisor agrees to perform the following services for the Fund and Trust:
(i)	Manage the investment and reinvestment of the assets of the Fund;
(ii)	Continuously review, supervise, and administer the investment program of the Fund;
(iii)	Determine, in its discretion, the securities to be purchased, retained, or sold (and implement those decisions) with respect to the Fund;
(iv)	Provide the Fund and Trust with records concerning the Advisor's activities under this Agreement which the Fund and Trust are required to maintain;
(v)	Render regular reports to the Trust's trustees and officers concerning the Advisor's discharge of the foregoing responsibilities; and
(vi)	Perform such other services as agreed by the Advisor and the Trust from time to time.

The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All services to be furnished by the Advisor under this Agreement may be furnished through the medium of any directors, officers, or employees of the Advisor or through such other parties as the Advisor may determine from time to time.

(b)	Expenses and Personnel. The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render its services and to provide the office space, furnishings, equipment, and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the services on the terms and for the compensation provided herein. The Advisor shall authorize and permit any of its officers, directors, and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.
(c)	Fund Transactions. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution, and other factors. The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice, and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.
(d)	Books and Records. All books and records prepared and maintained by the Advisor for the Fund and Trust under this Agreement shall be the property of the Fund and Trust and, upon request therefore, the Advisor shall surrender to the Fund and Trust such of the books and records so requested.
(e)	Compliance Procedures. The Advisor will, in accordance with Rule 206(4)-7 of the Investment Advisers Act of 1940, adopt and implement written policies and procedures reasonably designed to prevent violations of the Investment Advisers Act of 1940 and will provide the Trust with copies of such written policies and procedures upon request.

3.	Compensation. The Trust will pay, or cause to be paid to, the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the daily average net assets of each Fund, computed at the end of each month and payable within five business days thereafter, based upon the schedule attached hereto as Appendix A.
The investment advisory fee shall be held in an interest-bearing escrow account with the Fund's custodian ("Escrow Amount").  The Escrow Amount shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be paid into the escrow account within five (5) days after such calculation;
If a majority of the Fund's outstanding voting securities ("majority of shareholders") approve a new investment advisory contract with the Advisor within 150 days of this Agreement, the Escrow Amount (including interest, but less any bank fee on the escrow account) will be paid to the Advisor.
If a majority of shareholders do not approve a new investment advisory contract within 150 days of this Agreement, the Advisor will be paid, out of the escrow account, the lesser of: (i) any costs incurred by the Advisor in performing services under this Agreement (including interest, but less any bank fee on the escrow account); or (ii) the Escrow Amount (including interest, but less any bank fee on the escrow account).  Any fee paid to the Advisor under this paragraph must be pre-approved by the Trust's Board of Trustees.
4.	Limitation of Liability; Indemnification. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. The Advisor shall not be liable for any error of judgment or for any loss suffered by the Fund or Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under this Agreement. It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Advisor for inclusion therein. The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust's Declaration of Trust.
Any liability of the Advisor to the Fund shall not automatically impart liability on the part of the Advisor to any other series of the Trust.  The Fund shall not be liable for the obligations of any other series of the Trust, nor shall any other series of the Trust be liable for the obligations of the Fund.  The limitations of liability provided under this section are not to be construed so as to provide for limitation of liability for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such limitation of liability would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.

5.	Status of Advisor. The services of the Advisor to the Fund and Trust are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund and Trust are not impaired thereby; provided, however, that without the written consent of the Trust's Board of Trustees, the Advisor will not serve as investment advisor to any other investment company having a similar investment strategy to that of the Fund. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Fund or Trust. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Advisor, who may also be a trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
6.	Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.
7.	Representations and Warranties.
(a)	The Advisor represents and warrants to the Trust as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, and shall maintain such registration in effect at all times during the term of this Agreement.
(b)	The Trust represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Securities and Exchange Commission under the Investment Company Act of 1940; (iii) shares of the Fund are (or will be) registered for offer and sale to the public under the Securities Act of 1933; and (iv) such registrations will be kept in effect during the term of this Agreement.
8.	Notice of Change in Membership. The Advisor is obligated to notify the Trust if there is a change in the members of the Advisor within a reasonable time after such change takes place.
9.	Duration and Termination. This Agreement shall remain in effect for a term of 150 days from the effective date, provided that:
(a).	The Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 10 calendar days' written notice of a decision to terminate this Agreement by (i) the Trust's trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;
(b).	The Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act and the rules thereunder);
(c).	The Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days' written notice to the Fund and Trust; and

(d).	The Agreement shall terminate immediately upon approval by the Fund's shareholders of a new investment advisory agreement between the Trust and the Advisor.
10.	Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act).
11.	Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.
12.	Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund. Without limiting the generality of the foregoing: (i) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (ii) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (iii) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Fund.
13.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.
14.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
[Signature Page Follows]

[Signature Page to Investment Advisory Agreement]
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Starboard Investment Trust On behalf of the Cavalier Funds

By:
Name:
Title:

Canter Compass Investments, Inc. d/b/a Cavalier Investments

By:
Name:
Title:

APPENDIX A
COMPENSATION SCHEDULE
For the services delineated in this Agreement, the Advisor shall receive an investment advisory fee equal to an annualized rate of the average daily net assets of each of the Funds as listed below. The fee shall be calculated as of the last business day of each month based upon the average daily net assets of each Fund determined in the manner described in the Fund's Prospectus and Statement of Additional Information.
Fund	Investment Advisory Fee
1.Cavalier Dynamic Growth Fund	0.45%
2.Cavalier Dynamic Total Return Fund	0.45%
3.Cavalier Non Traditional Fund	0.45%
4.Cavalier High Income Fund	0.45%
5.Cavalier Traditional Equity Fund	0.45%
6.Cavalier Traditional Fixed Income Fund	0.45%
7.Cavalier Tactical Rotation Fund	1.00%
8.Cavalier Dividend Income Fund	0.90%
9.Cavalier Multi Strategist Fund	0.45%
10.Cavalier Fundamental Growth Fund	1.00%

ATTACHMENT B
INVESTMENT SUB-ADVISORY AGREEMENT
This Investment Sub-advisory Agreement ("Agreement") is made and entered into as of December 7, 2015 by and among the Starboard Investment Trust, a Delaware Statutory Trust ("Trust"), Canter Compass Investments, Inc., doing business as Cavalier Investments, a Massachusetts corporation ("Advisor") and Navellier & Associates, Inc., a Nevada Corporation ("Sub-Advisor").

WHEREAS, the Advisor acts as the investment advisor to the Cavalier Fundamental Growth Fund, a series of the Trust ("Fund"), pursuant to that certain Investment Advisory Agreement, dated December 7, 2015, between the Advisor and the Trust with respect to the Fund ("Advisory Agreement");

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust ("Trustees"), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to the Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.            Engagement and Obligations of Sub-Advisor.  The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this Agreement.
            (a)Services.  The Sub-Advisor agrees to perform the following services (the "Services"):

(i)	subject to the supervision of the Trustee's and the Advisor, the Sub-Advisor will provide a continuous investment program for the portion of the Fund's portfolio allocated to the Sub-Advisor by the Advisor and determine the composition of the assets of the Fund's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in such portion of the Fund's portfolio;

(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor's duty to seek "best execution" on behalf of the Fund, of portfolio securities of the Fund;

(iii)	provide the Advisor and the Fund with such records concerning the Sub-Advisor's activities under this Agreement as the Advisor and the Fund may request from time to time or as otherwise required by applicable law; and

(iv)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor's discharge of the foregoing responsibilities.

The Sub-Advisor shall discharge the foregoing responsibilities subject to the control of the Trustees and officers of the Fund and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus ("Prospectus"), as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b)            Expenses and Personnel.  The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c)            Books and Records.  All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or the Fund under this Agreement shall be the property of the Advisor and/or the Fund and, upon request therefor, the Sub-Advisor shall surrender to the appropriate party such of the books and records so requested.

2.            Compensation of the Sub-Advisor.  The Advisor will pay to the Sub-Advisor an investment advisory fee (the "Fee") equal to an annualized rate of 0.30% of the average daily net assets of the Fund, less certain marketing and operating expenses borne by the Advisor, as agreed to between the Advisor and Sub-Advisor. The Fee shall be calculated as of the last business day of each month based upon the average daily net assts of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a specified period of time at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor. The Sub-Advisor has also agreed to allow the Advisor to withhold from the Fee up to one-half of the Advisor's expenses under that certain Expense Limitation Agreement dated December 7, 2015, and any amendments thereto, between the Advisor and the Fund, as agreed to between the Advisor and Sub-Advisor. The Fund will not pay a direct fee to the Sub-Advisor.

3.            Status of Investment Sub-Advisor.  The services of the Sub-Advisor to the Advisor, and the Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Fund are not impaired thereby.  The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or the Fund in any way or otherwise be deemed an agent of the Advisor or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4.            Permissible Interests.  Trustees, agents, and stockholders of the Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or the Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or the Fund as a stockholder or otherwise.

5.            Limits of Liability; Indemnification.  The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder.  The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, as amended ("1933 Act"), except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents ("Advisor Parties") against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties' (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor's obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents ("Sub-Advisor Parties") against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor's obligations and duties under this Agreement.

6.            Term.  This Agreement shall remain in effect for an initial term of two years from the date of this Agreement, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days prior written notice to the Sub-Advisor, and subject to certain termination conditions as agreed to between the Advisor and Sub-Advisor. The Sub-Advisor may terminate this Agreement at anytime without the payment of any penalty, on at least 60 days prior written notice to the Advisor of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Advisory Agreement.

7.            Prohibited Conduct.  The Sub-Advisor may not consult with any other sub-advisor of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Fund, except that such consultations are permitted between the current and successor sub-advisor of the Fund in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Act.

8.            Use of Names.

(a)            It is understood that the name "Cavalier Investments" or any derivative thereof or logo associated with that name is the valuable property of the Advisor and/or its affiliates, and that the Sub-Advisor has the right to use such name (or derivative or logo) only with the approval of the Advisor and only so long as the Advisor is Advisor to the Trust and/or the Fund.  Upon termination of the Advisory Agreement between the Trust and the Advisor, the Trust or the Advisor shall notify the Sub-Advisor of the termination of the Advisory Agreement and the Sub-Advisor shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b)            It is understood that the names "Navellier & Associates, Inc." or any derivative thereof or logos associated with those names are the valuable property of the Sub-Advisor and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Sub-Advisor and for so long as the Sub-Advisor is a sub-advisor to the Trust and/or the Fund.  Upon termination of this Agreement between the Advisor, and the Sub-Advisor, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9.            Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the "SEC") in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with the Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under Applicable Law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor or the Trust.  Notwithstanding any of the foregoing the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor.

10.            Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

11.            Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder.

12.            Representations and Warranties.

(a)            Representations and Warranties of the Sub-Advisor.  The Sub-Advisor
hereby represents and warrants to the Advisor and the Fund as follows: (i) the Sub-Advisor is a corporation duly organized and in good standing under the laws of the State of Nevada and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)            Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

13.            Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

14.            Notice.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
Starboard Investment Trust
116 S. Franklin Street
Rocky Mount, North Carolina 27804

If to the Advisor:
Cavalier Investments
50 Braintree Hill Park, #105
Braintree, Massachusetts 02184

If to the Sub-Advisor
Navellier & Associates, Inc.
One E. Liberty, Suite 504
Reno, Nevada 89501

15.            Notice of Certain Changes in Sub-Advisor.  The Sub-Advisor is hereby obligated to notify the Fund and Advisor if there is a material change in the Sub-Advisor's equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time after such change takes place.
16.            Miscellaneous.
(a)            The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the Act.

(b)            The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(c)            If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)            Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor, or constituting the Advisor as an agent of the Sub-Advisor.

(e)            The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f)            The Trust, the Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the "Patriot Act").  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g)            This Agreement may be executed in counterparts.

[Remainder of page left intentionally blank]
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

TRUST STARBOARD INVESTMENT TRUST	INVESTMENT ADVISOR CAVALIER INVESTMENTS

By:	By:
Title:	Title:

INVESTMENT SUB-ADVISOR NAVELLIER & ASSOCIATES, INC.

By:
Title:

ATTACHMENT C
INVESTMENT SUB-ADVISORY AGREEMENT
This Investment Sub-advisory Agreement ("Agreement") is made and entered into as of December 7, 2015 by and among Starboard Investment Trust, a Delaware Statutory Trust ("Trust"), Canter Compass Investments, Inc., doing business as Cavalier Investments, a Massachusetts corporation ("Advisor") and ARS Investment Management, LLC, a Massachusetts Limited Liability Company ("Sub-Advisor").

WHEREAS, the Advisor acts as the investment advisor to the Cavalier Tactical Rotation Fund, a series of the Trust ("Fund"), pursuant to that certain Investment Advisory Agreement, dated December 7, 2015 between the Advisor and the Trust with respect to the Fund ("Advisory Agreement");

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust ("Trustees"), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to the Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.            Engagement and Obligations of Sub-Advisor.  The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this Agreement.
            (a)Services.  The Sub-Advisor agrees to perform the following services (the "Services"):

(i)	subject to the supervision of the Trustee's and the Advisor, the Sub-Advisor will provide a continuous investment program for the portion of the Fund's portfolio allocated to the Sub-Advisor by the Advisor and determine the composition of the assets of the Fund's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in such portion of the Fund's portfolio;

(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor's duty to seek "best execution" on behalf of the Fund, of portfolio securities of the Fund;

(iii)	provide the Advisor and the Fund with such records concerning the Sub-Advisor's activities under this Agreement as the Advisor and the Fund may request from time to time or as otherwise required by applicable law; and

(iv)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor's discharge of the foregoing responsibilities.

The Sub-Advisor shall discharge the foregoing responsibilities subject to the control of the Trustees and officers of the Fund and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund's objectives, policies, and limitations as set forth in its prospectus ("Prospectus"), as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b)            Expenses and Personnel.  The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c)            Books and Records.  All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or the Fund under this Agreement shall be the property of the Advisor and/or the Fund and, upon request therefor, the Sub-Advisor shall surrender to the appropriate party such of the books and records so requested.

2.            Compensation of the Sub-Advisor.  The Advisor will pay to the Sub-Advisor an investment advisory fee (the "Fee") equal to an annualized rate of 0.30% of the average daily net assets of the Fund, less certain marketing and operating expneses borne by the Advisor, as agreed to between the Advisor and Sub-Advisor. The Fee shall be calculated as of the last business day of each month based upon the aveerage daily net assets of the Fund determined in the manner described in the Fund's Prospectus and/or Statement of Additional Information, and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a specified period of time at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor. The Sub-Advisor has also agreed to allow the Advisor to withhold from the Fee up to on-half of the Advisor's expenses under that certain Expense Limitiaton Agreement dated December 7, 2015, and any amendments thereto, between the Advisor and the Fund, as agreemetn to between the Advisor and Sub-Advisor. The Fund will not pay a direct fee to the Sub-Advisor.

3.            Status of Investment Sub-Advisor.  The services of the Sub-Advisor to the Advisor, and the Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Fund are not impaired thereby.  The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or the Fund in any way or otherwise be deemed an agent of the Advisor or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4.            Permissible Interests.  Trustees, agents, and stockholders of the Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or the Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or the Fund as a stockholder or otherwise.

5.            Limits of Liability; Indemnification.  The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder.  The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, as amended ("1933 Act"), except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents ("Advisor Parties") against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties' (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor's obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents ("Sub-Advisor Parties") against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor's obligations and duties under this Agreement.

6.            Term.  This Sub--Advisory Agreement shall remain in effect for an inital term of two years from the date of this Agreement, and from year to year thereafter provided such continuances is approved at least annually by the vote of a majority of the trustees of the Fund who are not "interested persons" (as defined in the Act) of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days prior written notice to the Sub-Advisor, and subject to certain termination conditionas as agreed to between the Advisor and Sub-Advisor. The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Advisor and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Advisory Agreement.

7.            Prohibited Conduct.  The Sub-Advisor may not consult with any other sub-advisor of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Fund, except that such consultations are permitted between the current and successor sub-advisor of the Fund in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Act.

8.            Use of Names.

(a)            It is understood that the name "Cavalier Investment" or any derivative thereof or logo associated with that name is the valuable property of the Advisor and/or its affiliates, and that the Sub-Advisor has the right to use such name (or derivative or logo) only with the approval of the Advisor and only so long as the Advisor is Advisor to the Trust and/or the Fund.  Upon termination of the Advisory Agreement between the Trust and the Advisor, the Trust or the Advisor shall notify the Sub-Advisor of the termination of the Advisory Agreement and the Sub-Advisor shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b)            It is understood that the names "ARS Investment Management, LLC" or any derivative thereof or logos associated with those names are the valuable property of the Sub-Advisor and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Sub-Advisor and for so long as the Sub-Advisor is a sub-advisor to the Trust and/or the Fund.  Upon termination of this Agreement between the Advisor, and the Sub-Advisor, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9.            Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the "SEC") in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with the Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under Applicable Law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor or the Trust.  Notwithstanding any of the foregoing the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor.

10.            Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust's outstanding voting securities.

11.            Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder.

12.            Representations and Warranties.

(a)            Representations and Warranties of the Sub-Advisor.  The Sub-Advisor
hereby represents and warrants to the Advisor and the Fund as follows: (i) the Sub-Advisor is a limited liabiilty company duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)            Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Massacusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

13.            Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17.            Notice.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
Starboard Investment Trust
116 S. Franklin Street
Rocky Mount, North Carolina 27804

If to the Advisor:
Cavalier Investments
50 Braintree Hill Park, #105
Braintree, Massachusetts 02184

If to the Sub-Advisor
ARS Investment Management, LLC
629 Highland Avenue, Suite 200
Needham, Massachusetts 02494

18.            Notice of Certain Changes in Sub-Advisor.  The Sub-Advisor is hereby obligated to notify the Fund and Advisor if there is a material change in the Sub-Advisor's equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time after such change takes place.
19.            Miscellaneous.
(a)            The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the Act.

(b)            The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(c)            If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)            Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor, or constituting the Advisor as an agent of the Sub-Advisor.

(e)            The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f)            The Trust, the Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the "Patriot Act").  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g)            This Agreement may be executed in counterparts.

[Remainder of page left intentionally blank]
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

TRUST STARBOARD INVESTMENT TRUST	INVESTMENT ADVISOR CAVALIER INVESTMENTS

By:	By:
Title:	Title:

INVESTMENT SUB-ADVISOR ARS INVESTMENT MANAGEMENT, LLC

By:
Title:

INSTRUCTIONS FOR SIGNING PROXIES
The following general rules for signing proxies may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy properly.
1.	INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy.
2.	JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy.
3.	ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:
Registration		Valid Signature

CORPORATE ACCOUNTS

(1)	ABC Corp............................................................................................	ABC Corp. John Doe, Treasurer

(2)	ABC Corp............................................................................................	John Doe, Treasurer

(3)	ABC Corp. c/o John Doe..................................................................	John Doe, Treasurer

(4)	ABC Corp. Profit Sharing Plan.........................................................	John Doe, Trustee

PARTNERSHIP ACCOUNTS

(1)	The ABC Partnership........................................................................	Jane B. Smith, Partner

(2)	Smith and Jones, Limited Partnership.............................................	Jane B. Smith, General Partner

TRUST ACCOUNTS

(1)	ABC Trust...........................................................................................	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 12/28/78................................................	Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS

(1)	John B. Smith, Cust. f/b/o

	John B. Smith, Jr. UGMA/UTMA...................................................	John B. Smith

(2)	Estate of John B. Smith.....................................................................	John B. Smith, Jr., Executor

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Starboard Investment Trust
CAVALIER FUNDS
Special Meeting of Shareholders on December 7, 2015
Proxy Solicited on Behalf of the Board of Trustees
The undersigned hereby appoints Katherine M. Honey as proxy with full power of substitution to act for and vote on behalf of the undersigned all shares of each applicable Cavalier Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804, at 3:00 p.m. Eastern Time on December 7, 2015, or at any adjournment thereof, on the proposals described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated November 4, 2015, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
The Board of Trustees recommends voting "FOR" the proposals with respect to each Fund. You may only complete this proxy with respect to a Fund if you were a shareholder of record of such Fund as October 19, 2015.
Cavalier Dynamic Growth Fund
Proposals
To approve an Investment Advisory Agreement for the Cavalier Funds with Canter Compass Investments, Inc., doing business as Cavalier Investments ("Cavalier Investments"), the Funds' proposed investment advisor
FOR AGAINST ABSTAIN □ □ □

Cavalier Stable Income Fund
Proposal
To approve an Investment Advisory Agreement for the Cavalier Funds with Canter Compass Investments, Inc., doing business as Cavalier Investments ("Cavalier Investments"), the Funds' proposed investment advisor
FOR AGAINST ABSTAIN □ □ □

Cavalier Hedged Equity Fund
Proposal
To approve an Investment Advisory Agreement for the Cavalier Funds with Canter Compass Investments, Inc., doing business as Cavalier Investments ("Cavalier Investments"), the Funds' proposed investment advisor
FOR AGAINST ABSTAIN □ □ □

Cavalier Hedged High Income Fund
Proposal
To approve an Investment Advisory Agreement for the Cavalier Funds with Canter Compass Investments, Inc., doing business as Cavalier Investments ("Cavalier Investments"), the Funds' proposed investment advisor
FOR AGAINST ABSTAIN □ □ □

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Cavalier Global Opportunities Fund
Proposals
To approve an Investment Advisory Agreement for the Cavalier Funds with Canter Compass Investments, Inc., doing business as Cavalier Investments ("Cavalier Investments"), the Funds' proposed investment advisor
FOR AGAINST ABSTAIN □ □ □

Cavalier Tactical Rotation Fund
Proposals
To approve an Investment Advisory Agreement for the Cavalier Funds with Canter Compass Investments, Inc., doing business as Cavalier Investments ("Cavalier Investments"), the Funds' proposed investment advisor
FOR AGAINST ABSTAIN □ □ □
To approve an Investment Sub-Advisory Agreement for the Cavalier Tactical Rotation Fund with Cavalier Investments, the Fund's proposed investment advisor, and ARS Investment Management, LLC, the Fund's proposed investment sub-advisor.
FOR AGAINST ABSTAIN □ □ □

Cavalier Dividend Income Fund
Proposal
To approve an Investment Advisory Agreement for the Cavalier Funds with Canter Compass Investments, Inc., doing business as Cavalier Investments ("Cavalier Investments"), the Funds' proposed investment advisor
FOR AGAINST ABSTAIN □ □ □

Cavalier Multi Strategist Fund
Proposal
To approve an Investment Advisory Agreement for the Cavalier Funds with Canter Compass Investments, Inc., doing business as Cavalier Investments ("Cavalier Investments"), the Funds' proposed investment advisor
FOR AGAINST ABSTAIN □ □ □

Cavalier Fundamental Growth Fund
Proposals
To approve an Investment Advisory Agreement for the Cavalier Funds with Canter Compass Investments, Inc., doing business as Cavalier Investments ("Cavalier Investments"), the Funds' proposed investment advisor
FOR AGAINST ABSTAIN □ □ □
To approve an Investment Sub-Advisory Agreement for the Cavalier Fundamental Growth Fund with Cavalier Investments, the Fund's proposed investment advisor, and Navellier & Associates, Inc., the Fund's proposed investment sub-advisor
FOR AGAINST ABSTAIN □ □ □

THE PROXY IS AUTHORIZED IN HER DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
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 [name / shares / account number]
In order to vote your shares, please sign and date this proxy and return it by (i) mail using the envelope provided, (ii) facsimile to 252-972-1908; or (iii) electronic mail to shareholders@ncfunds.com. By returning this proxy, you authorize the proxy to vote on the proposals as marked, or, if not marked, your shares will be voted in favor of approving the investment advisory and sub-advisory agreements described.
Signature:	Signature (if shares held jointly):

By:	By:
Print Name:	Print Name:
Date:	Dated:
Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.
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